SUBSCRIPTION AGREEMENT


      THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT"), dated as of __________, 2005, by and among CanWest Petroleum Corporation, a Colorado corporation (the "COMPANY"), and Dynamic Power Hedge Fund, a _________ corporation ("SUBSCRIBER")

      WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon certain exemptions from prospectus and registration requirements in Canada and upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("REGULATION D") as well as Regulation S ("REGULATION S"). Both Regulation D and Regulation S were promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "1933 Act").

      NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscriber hereby agree as follows:

            1. The Transaction. Subscriber shall tender to the Company 571,428 shares (the "OQI SHARES") of OilSands Quest, Inc., an Alberta, Canada corporation ("OQI") common stock (the "OQI COMMON STOCK") currently held by Subscriber, plus 571,428 share purchase warrants exercisable at CDN$2.00 per share (the "OQI WARRANTS") to purchase shares of OQI Common Stock. The OQI Shares and OQI Warrants are currently held by Subscriber.

                  a. Purchase Price. The Company shall pay the Subscriber, as full purchase price and consideration for the OQI Common Stock and OQI Warrants $5,714,280 CND plus 1,500,000 share purchase warrants (the "WARRANTS") in the form attached hereto as EXHIBIT A to purchase 1,500,000 shares of the Company's common stock, $.001 par value (the "COMMON STOCK") (the "WARRANT SHARES"). The Warrants and the Warrant Shares are collectively referred to herein as the "SECURITIES"..

                  b. Closing. The consummation of the transactions contemplated herein shall take place at the offices of the Company upon the satisfaction of all conditions to Closing set forth in this Agreement but no later than December 31, 2005 ("THE CLOSING DATE"). Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, Company shall purchase the OQI Shares and OQI Warrants and the Company shall sell the Warrants to Subscriber. The parties acknowledge that the purchase by Subscriber (or affiliates of the Subscriber) of a minimum investment of 5,000,000 units in the Company, per the attached Exhibit C, Draft of Subscription Agreement for Unit Private Placement, is a condition precedent that must be met by Subscriber in order for closing under this Agreement to occur.

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

            2. Acknowledgments by Company and Subscriber. The offer and sale of the Warrants is directed solely to persons who are not U.S. persons as defined in Regulation S or who meet the definition of "accredited investor" set forth in rule 501(a) of Regulation D. The Securities are not currently registered under the 1933 Act nor the securities laws of any state or other jurisdiction and are "restricted securities" as defined in Rule 144 under the 1933 Act. The Securities are offered in an offshore transaction as defined in Regulation S, or are otherwise being acquired in reliance on an exemption from the registration provisions of the 1933 Act. The Securities may not be offered or sold in the United States or to any U.S. person unless the securities are registered under the 1933 Act or an exemption from the registration requirements of the 1933 Act is available. Hedging transactions involving the Securities may not be conducted unless in compliance with the 1933 Act. The delivery of this document does not constitute an offer or solicitation with respect to the Securities in any jurisdiction in which such offer or solicitation would be unlawful. The Subscriber acknowledges that this Subscription Agreement and the Exhibit B hereto require the Subscriber to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the issuance of the Securities, which includes, without limitation, determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation, preparing and registering any certificates representing Securities to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber's personal information may be disclosed by the Company to: (a) stock exchanges or securities regulatory authorities, (b) the Corporation's registrar and transfer agent, and (c) any of the other parties involved in the offering, including legal counsel to the Corporation. By executing this Subscription Agreement, the Subscriber consents to the foregoing collection, use and disclosure of the Subscriber's personal information. The Subscriber also consents to the filing of copies or originals of the Subscriber's representation letter set out in Exhibit B as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. In connection with the transactions contemplated by this Subscription Agreement, (d) the Company will deliver to the Ontario Securities Commission and other applicable securities regulatory authorities information respecting the Subscriber's name address and telephone number, the number and type of Securities purchased, the total purchase price, the date of acquisition of the Securities by the Subscriber and the prospectus and registration exemptions relied upon by the Company regarding the issuance of the Securities to the Subscriber, (e) the information described in (d) is being collected indirectly by the Ontario Securities Commission and other applicable securities regulatory authorities under the authority granted to it in securities legislation and for the purposes of the administration and enforcement of the securities legislation of Ontario and other applicable jurisdictions, and (f) if the Subscriber has questions or comments regarding the indirect collection of personal information by the Ontario Securities Commission it should contact:

         Administrative Assistant to the Director of Corporate Finance Ontario Securities Commission
         Suite 1903, Box 5520 Queen Street West
         Toronto, Ontario M5H 3S8
         Telephone (416) 593-8086.

                  3. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

                  (a) Organization and Standing of the Subscriber. Subscriber is
            a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                  (b) Authorization and Power. Subscriber has the requisite
            power and authority to enter into and perform this Agreement and to purchase the Warrants being sold to it hereunder, and to tender the OQI Shares and OQI Warrants as payment therefor. The execution, delivery and performance of this Agreement by Subscriber and the consummation by it of the transactions contemplated hereby thereby have been duly authorized by all necessary corporate, partnership or entity action, and no further consent or authorization of Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof. Subscriber is the registered and beneficial owner of the OQI Shares and the OQI Warrants, has good and marketable title thereto and the OQI Shares and OQI Warrants are delivered free and clear of all liens and encumbrances. Other than the consent of OQI to assign the OQI Warrants, there are no approvals or other restrictions of any nature on the sale and transfer of the OQI Shares and the OQI Warrants to the Company pursuant hereto. At Closing Subscriber shall deliver duly executed share transfers transferring the OQI Shares to the Company, together with the existing share certificates for the OQI Shares, duly endorsed in favour of the Company, and all other documents and instruments, transfers and conveyances as may be reasonably required by the Company to consummate the transactions contemplated by this Agreement, including written confirmation from OQI that it has consented to the assignment of the OQI warrants.

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

                  (c) Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended April 30, 2005 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and other filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "REPORTS"). The Subscriber has had an opportunity to ask questions and receive answers from representatives of the Company. The Subscriber has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, sales or advertising literature, or any other document (other than Reports) describing or purporting to describe the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist it in making an investment decision in respect of the Securities.

                  (d) Information on Subscriber. The Subscriber is, and will be at the time of the exercise of the Warrants, a Non- U.S. Person as defined in Regulation S and an accredited investor as defined in Regulation D, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate and the Subscriber is resident in, or otherwise subject to applicable securities laws of, the Province of Ontario. The Subscriber is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the Subscriber is not a broker-dealer. The Subscriber is an "accredited investor", as such term is defined in National Instrument 45-106 - "Prospectus and Registration Exemptions" ("NI 45-106") promulgated under the securities laws of British Columbia, Alberta and Ontario, it was not created or used solely to purchase or hold securities as an "accredited investor" as described in paragraph (m) of the definition of "accredited investor" in NI 45-106 and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit B to this Subscription Agreement and has initialed in Appendix "1" thereto indicating that the Subscriber satisfies (and will satisfy at the Closing Time) one of the categories of "accredited investor" set forth in such definition.

                  (e) Investment Intent. The Subscriber is purchasing the
            Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

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

                  (f) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. The Subscriber has been independently advised as to restrictions with respect to trading in the Securities imposed by applicable securities laws, confirms that no representation (written or oral) has been made to it by or on behalf of the Company with respect thereto, acknowledges that it is aware of the characteristics of the Securities, the risks relating to an investment therein and of the fact that it may not be able to resell the Securities except in accordance with limited exemptions under applicable securities laws and regulatory policy until expiry of the applicable restricted period and compliance with the other requirements of applicable law; and it agrees that any certificates representing Securities will bear a legend indicating that the resale of such Securities is restricted and any other applicable legends or notations described in this Subscription Agreement. The Company is not currently a reporting issuer in any Canadian jurisdiction and therefore the applicable restricted period restricting resale of the Securities in Canada may extend indefinitely. The Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Ontario) and other applicable securities laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber. If required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Securities (including a Representation Letter in the form attached as Exhibit B)

                  (g) Legend. The Warrants and the Warrant Shares shall bear the following or similar legends:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN "OFFSHORE TRANSACTION" IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT."

                  "Unless permitted under securities legislation, the holder of these securities must not trade the securities before the date that is four months and a day after the later of (i) December 15, 2005, and (ii) the date the Company became a reporting issuer in any province or territory of Canada."

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

                  (h) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                  (i) Authority; Enforceability. This Agreement and other
            agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

                  (j) Restricted Securities. Subscriber understands that the
            Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.

                  (k) No Governmental Review. Subscriber understands that no
            United States federal or state agency, Canadian federal or provincial agency or any other governmental, provincial or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  (l) Correctness of Representations. Each Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

                  (m) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

      4. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

                  (a) Due Incorporation and Relationship to OQI. The Company is
            a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado. The Company is a "founder" of OQI and is a "control person" of OQI, as such terms are defined in NI 45-106.

                  (b) Authorization and Power. This Agreement has been duly
            authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

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

                  (c) The Securities. The Securities upon issuance:

                  (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws; and

                  (ii) have been, or will be, duly and validly authorized and upon exercise of the Warrants, the Warrant Shares will be duly and validly issued, fully paid and nonassessable.

                  (d) No General Solicitation. Neither the Company, nor any of
            its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                  (e) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

                  (f) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

      5. Piggyback Registration Rights .

            5.1 Piggyback Registration. If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Warrant Shares for sale to the public, whether for its own account or for the account of other security holders or both, then each such time the Company will give at least 15 days' prior written notice to the Subscriber of its intention so to do and the Subscriber may elect to include its Warrant Shares in such registration statement ("Piggyback Right"). The Warrant Shares to which the Piggyback Right applies (the "Registrable Shares") include only those Warrant Shares that are not otherwise registered and have not ever been registered for resale pursuant to an effective registration statement or are not eligible for resale pursuant to Rule 144 of the 1933 Act. Upon written request of the Subscriber, received by the Company within ten days after the giving of any notice by the Company with respect to a Piggyback Right to register the Registrable Shares, the Company will cause the Registrable Shares as to which registration shall have been so requested by the Subscriber to be included with the securities to be covered by the registration statement proposed to be filed by the Company. In the event that any registration pursuant to this paragraph 5.1 shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of Registrable Shares to be included in such underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Subscriber in writing of any such reduction. Notwithstanding the foregoing provisions, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this paragraph 5.1 without thereby incurring any liability to the Subscriber.


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            5.4. Indemnification and Contribution.

            (a) In the event of a registration of any Registrable Shares under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Shares thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 5.4 reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person.

            (b) In the event of a registration of any of the Registrable Shares under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Shares were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished to the Company by such Seller.

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

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5.4 and shall only relieve it from any liability which it may have to such indemnified party under this Section 5.4, except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5.4(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 5.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5.4 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 5.4; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 5.4 of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

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

      6. Miscellaneous.

            (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Canwest Petroleum Corporation, 206-475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3,
Attn: Thornton J. Donaldson , CEO, telecopier number: (604) 687-8789, with an additional copy only to: George Orr, Suite 420-475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3, telecopier number: (604) 606-7980, and (ii) if to the Subscriber, to:


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            (b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber.

            (c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

            (d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Colorado or in the federal courts located in the state of Colorado. THE PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND OTHER AGREEMENTS REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                    CANWEST PETROLEUM CORPORATION
                                    a Colorado corporation


                                    By:_________________________________
                                       Name: Thornton J. Donaldson
                                       Title: CEO

                                    DYNAMIC POWER HEDGE FUND, a
                                    _____________ corporation


                                    By:_________________________________
                                       Name: __________________
                                       Title: ___________________
                                       Address of Subscriber:
                                       Telephone Number of Subscriber:

LIST OF EXHIBITS AND SCHEDULES

         Exhibit A      Form of Warrant

         Exhibit B      Form of Representation Letter (for
                        Canadian Subscribers)

         Exhibit C      Draft of Subscription Agreement for Unit
                        Private Placement

                                    EXHIBIT A
                                 FORM OF WARRANT

THE WARRANTS AND UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, CANADIAN HOLDERS OF THE WARRANTS AND THE UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MUST NOT TRADE THE SECURITIES BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (A) THE ISSUE DATE OF THIS WARRANT AND (B) THE DATE THE COMPANY BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

                                                Warrant Certificate No. 2005- __

                      WARRANT TO PURCHASE 1,500,000 SHARES
          VOID AFTER 5:00 P.M., MOUNTAIN TIME, ON DECEMBER _____, 2007

                          CANWEST PETROLEUM CORPORATION
                        WARRANT AGREEMENT AND CERTIFICATE

      This certifies that, for value received, __________________________, the registered holder hereof (the "Warrantholder" or "Holder")) is entitled to purchase from CanWest Petroleum Corporation, a Colorado corporation (the "Company") with its principal office located at, 206-475 Howe Street, Vancouver, B.C. Canada V6C-2B3, at any time before 5:00 P.M., Mountain Time, on the date set forth above, which date is the date two years following the initial issuance date of this Warrant (the "Termination Date") at the purchase price of $2.00 USD per share (the "Exercise Price"), the number of Shares of the Company's Common Stock (the "Shares") set forth above. The number of Shares purchasable upon exercise of this Warrant and the Exercise Price per Share shall be subject to adjustment from time to time as set forth in Section 3 below. This Warrant is issued pursuant to that certain Subscription Agreement dated December ____, 2005 between the Company and the Warrantholder.

Section 1. Transfer or Exchange of Warrant.

      (a) The Company shall be entitled to treat the registered owner of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to gross negligence or bad faith.

      (b) This Warrant may not be sold, transferred, assigned or hypothecated except pursuant to all applicable federal and state securities laws. This Warrant is not assignable except with the written consent of the Company.

      (c) A Warrant shall be transferable only on the books of the Company upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate to the persons entitled thereto.

Section 2. Term of Warrants; Exercise of Warrants.

      (a) Subject to the terms of this Agreement and Certificate, the Warrantholder shall have the right, which may be exercised commencing upon issuance and ending at 5:00 p.m. Mountain Time on the Termination Date, to purchase from the Company the number of Shares which the Warrantholder may at that time be entitled to purchase on exercise of this Warrant.

      (b) A Warrant shall be exercised by surrender to the Company, at its principal office, of this Certificate evidencing the Warrant to be exercised, together with the form of election to purchase attached hereto as Exhibit A duly filled in and signed, and payment to the Company of the Exercise Price for the number of Shares in respect of which such Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or certified funds.

Section 3. Cashless Exercise.

      (a) If a Registration Statement (as defined in the Subscription Agreement) ("Registration Statement") is effective and the Holder may sell its shares of Common Stock upon exercise hereof pursuant to the Registration Statement and, if the Holder is a resident of Canada, the Company has been a reporting issuer for at least four months preceding the exercise hereof, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above. If no such Registration Statement is available during the time that such Registration Statement is required to be effective pursuant to the terms of the Subscription Agreement (and, if the Holder is a resident of Canada, the Company has not been a reporting issuer for at least four months preceding the exercise hereof), then payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price,
(ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

      (b) If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                      X=Y (A-B)
                          -----
                            A

                  Where    X=       the number of shares of Common Stock to
                                    be issued to the holder

                           Y= the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                           A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                           B= Purchase Price (as adjusted to the date of such calculation)

      (c) The Holder may employ the cashless exercise feature described in Section (b) above only during the pendency of a Non-Registration Event as described in Section 11 of the Subscription Agreement.

      For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.


Section 4. Subject to Section 3 hereof, upon surrender of a Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch, to or upon the written order of the Warrantholder exercising such Warrant and in such name or names as such Warrantholder may designate, certificates for the number of Shares so purchased upon the exercise of such Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of receipt by the Company of such Warrant Certificate and payment of the Exercise Price. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Warrantholders thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised to purchase less than all of the Shares purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued.

Section 5. The Warrantholder will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares upon the exercise of Warrants.

Section 6. Adjustment of Exercise Price and Shares.

      (a) If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock underlying the Warrants, and the exercise price per share of the outstanding Warrants, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

      (b) In the event of the proposed dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Company with another corporation, the Board may provide that each Warrantholder shall have the right to exercise such Warrant (at its then current Exercise Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative the Board may provide that the Warrants shall terminate as of a date fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Warrantholder, who shall have the right, during the period of 30 days preceding such termination, to exercise the Warrant as to all or any part of the shares of Common Stock covered thereby.

      (c) The preceding paragraph shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the holder of this Warrant shall have the right to exercise such Warrant solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Warrant might have been exercised.

      (d) In the event of a change in the Common Stock of the Company as presently constituted into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Common Stock of the Company within the meaning of this agreement.

      (e) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

      (f) Except as expressly provided herein, the Warrantholder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Warrant. The grant of this Warrant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

Section 7. Mutilated or Missing Warrant Certificates. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the holder of such Certificate, issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Certificate, or in lieu of and substitution for the Certificate, lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company. An applicant for such a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

Section 8. Reservation of Shares of Common Stock. There has been reserved, and the Company shall at all times keep reserved so long as any of the Warrants remain outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants and the underlying securities.

Section 9. No Fractional Shares. The Company shall not be required to issue fractional shares or scrip representing fractional shares upon the exercise of the Warrants. As to any final fraction of a Share which the Warrantholder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market price of a share of Common Stock on the business day preceding the day of exercise.

Section 10. Transfer and Exercise to Comply With the Securities Act of 1933. The Warrants may not be transferred or exercised except in a transaction exempt from registration under the Act. The Warrants held by Canadian residents may not be transferred except in accordance with the provisions of National Instrument 45-102 promulgated by the Canadian Securities Administrators or any applicable successor instrument in force at the time of such transfer.

Section 11. Notices. Any notice pursuant to this Agreement by the Company or by the Warrantholders shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested to the Company or the Warrantholder at the addresses set forth above. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

Section 12. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholders shall bind and inure to the benefit of their respective successors and assigns.

Section 13. Applicable Law. This Warrant Agreement and Certificate and any replacement Certificate issued hereunder shall be governed by the laws of the State of Colorado.


ISSUE DATE:  ___________, 2005           CANWEST PETROLEUM CORPORATION



                                         By:
                                            ------------------------------------
                                            Thornton Donaldson, President

                                                                       EXHIBIT A
                                                                       ---------

                                  PURCHASE FORM
                                  -------------

                                                     DATED _______________, ____

      THE UNDERSIGNED HEREBY IRREVOCABLY ELECTS TO EXERCISE THE WARRANT REPRESENTED BY THIS WARRANT CERTIFICATE TO THE EXTENT OF PURCHASING __________ SHARES OF CANWEST PETROLEUM CORPORATION AND HEREBY MAKES PAYMENT OF $2.00 USD PER SHARE IN PAYMENT OF THE EXERCISE PRICE THEREOF.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

NAME:

--------------------------------------------------------------------------------
                     (PLEASE TYPE OR PRINT IN BLOCK LETTERS)

ADDRESS:

--------------------------------------------------------------------------------


SIGNATURE______________________________________________________


DATED: ___________________,______

                                              CANADA (BC, AB, SK, MB, ON AND PQ)

                                    EXHIBIT B

                              REPRESENTATION LETTER

TO:               CANWEST PETROLEUM CORPORATION (THE "CORPORATION")


In connection with the purchase of securities of the Corporation by the undersigned subscriber (the "SUBSCRIBER" for the purposes of this Exhibit B), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1. The Subscriber is (and will be at the Closing Time) an "accredited investor" within the meaning of National Instrument 45-106 entitled "Prospectus and Registration Exemptions" by virtue of satisfying the indicated criterion as set out in Appendix "1" to this Representation Letter; and

2. Upon execution of this Exhibit B by or on behalf of the Subscriber, this Exhibit B1 shall be incorporated into and form a part of the Subscription Agreement to which this Exhibit is attached.

Dated:  _________________________, 2005



                                    --------------------------------------------
                                    Print name of Subscriber, or person signing as agent on behalf of Subscriber

                                    By:
                                       -----------------------------------------
                                       Signature

                                    --------------------------------------------
                                    Print name of Signatory (if different from Subscriber or agent, as applicable)

                                    --------------------------------------------
                                    Title

* If the Subscriber is A FULLY MANAGED ACCOUNT, please complete in the following format: "Account____ by [insert name of adviser, trust company or trust corporation]"

           ** PLEASE INITIAL THE APPLICABLE PROVISION IN APPENDIX "1"
                           ON THE FOLLOWING PAGES **

                                  APPENDIX "1"

                                  TO EXHIBIT B


NOTE: THE INVESTOR MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW. ACCREDITED INVESTOR - (defined in National Instrument 45-106 "Prospectus and Registration Exemptions" ("NI 45-106")) means:

_____       (a)   a Canadian financial institution, or a Schedule III bank; or

_____       (b)   the Business Development Bank of Canada incorporated under the
                  Business Development Bank of Canada Act (Canada); or

_____       (c)   a subsidiary of any person referred to in paragraphs (a) or
                  (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary; or

_____       (d)   a person registered under the securities legislation of a
                  jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act
                  (Newfoundland and Labrador); or

_____       (e)   an individual registered or formerly registered under the
                  securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d); or

_____       (f)   the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada; or

_____       (g)   a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermuncipal management board in Quebec; or

_____       (h)   any national, federal, state, provincial, territorial or
                  municipal government of or in any foreign jurisdiction, or any agency of that government; or

_____       (i)   a pension fund that is regulated by either the Office of the
                  Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada; or

_____       (j)   an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or

_____       (k)   an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded
                  $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

_____       (l)   an individual who, either alone or with a spouse, has net
                  assets of at least $5,000,000; or

_____       (m)   a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or

_____       (n)   an investment fund that distributes or has distributed its securities only to:

                  (i) a person that is or was an accredited investor at the time of the distribution,

                  (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, and 2.19 [Additional investment in investment funds] of NI 45-106, or

                  (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106; or

_____       (o)   an investment fund that distributes or has distributed
                  securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt; or

_____       (p)   a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act
                  (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

_____       (q)   a person acting on behalf of a fully managed account managed by that person, if that person:

                  (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

                  (ii) in Ontario, is purchasing a security that is not a security of an investment fund; or

_____       (r)   a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or

_____       (s)   an entity organized in a foreign jurisdiction that is
                  analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or

_____       (t)   a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

_____       (u)   an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

_____       (v)   a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

                  (i) an accredited investor, or

                  (ii) an exempt purchaser in Alberta or British Columbia after National Instrument 45-106 came into force.


FOR THE PURPOSES HEREOF:

an issuer is an "AFFILIATE" of another issuer if

      (a)   one of them is the subsidiary of the other, or

      (b)   each of them is controlled by the same person;

"BANK" means a bank named in Schedule I or II of the Bank Act (Canada);

"CANADIAN FINANCIAL INSTITUTION" means

      (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

      (b) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction in Canada;

a person (first person) is considered to "CONTROL" another person (second person) if

      (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

      (b) the second person is a partnership, other than a limited partnership, and first person holds more than 50% of the interests of the partnership, or

      (c) the second person is a limited partnership and the general partner of the limited partnership is the first person;

"DIRECTOR" means

      (a) a member of the board of directors of a company or an individual who performs similar functions for a company, and

      (b) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

"FINANCIAL ASSETS" means

      (a)   cash,

      (b)   securities, or

      (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"FOREIGN JURISDICTION" means a country other than Canada or a political subdivision of a country other than Canada;

"FULLY MANAGED ACCOUNT" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"INVESTMENT FUND" means a mutual fund or non-redeemable investment fund, and, for greater certainty, in British Columbia includes an employee venture capital corporation that does not have a restricted constitution , and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c.429 whose business objective is making multiple investments;

"JURISDICTION" means a province or territory of Canada except when used in the term "foreign jurisdiction";

"INDIVIDUAL" means a natural person, but does not include

      (a) a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

      (b) a natural person in the person's capacity as trustee, executor, administrator or other legal representative;

"NON-REDEEMABLE INVESTMENT FUND" means an issuer,

      (a) whose primary purpose is to invest money provided by its securityholders,

      (b)   that does not invest,

            (A) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a nonredeemable investment fund, or

            (B) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

      (c)   that is not a mutual fund; "PERSON" includes

      (a)   an individual,

      (b)   a corporation,

      (c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

      (d) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"REGULATOR" means, for the local jurisdiction, the person referred to in Appendix D of National Instrument 14-101 "Definitions" ("NI 14-101") opposite the name of the local jurisdiction;

"RELATED LIABILITIES" means:

      (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

      (b)   liabilities that are secured by financial assets;

"SCHEDULE III BANK" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"SECURITIES LEGISLATION" means, for the local jurisdiction, the instruments listed in Appendix B of NI 14-101 opposite the name of the local jurisdiction

"SECURITIES REGULATORY AUTHORITY" means, for the local jurisdiction, the securities commission or similar regulatory authority listed in Appendix C of NI 14-101 opposite the name of the local jurisdiction;

"SPOUSE" means an individual who,

      (a) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

      (b) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

      (c) in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

"SUBSIDIARY" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

                                    EXHIBIT C


                             SUBSCRIPTION AGREEMENT

INSTRUCTIONS: To properly complete this Subscription Agreement:

(1) All subscribers must complete all boxes on the signature page and sign the signature page.

(2) All Canadian subscribers that are "accredited investors" must complete and sign Exhibit B.

(3) All completed documents should be returned to CanWest Petroleum Corporation, c/o F. George Orr, Suite 420-475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3, fax number: (604) 606-7980. Wire transfers may be made to CanWest per the wire transfer instructions described below.

      THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT"), dated as of the date of the Company's acceptance set forth on the signature page hereto, by and among CanWest Petroleum Corporation, a Colorado corporation (the "COMPANY"), and the subscriber identified on the signature page hereto (the "SUBSCRIBER" and collectively with other subscribers to this Offering, the "SUBSCRIBERS").

      WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from Canadian prospectus and registration requirements set forth in National Instrument 45-106 ("NI 45-106") promulgated by the Canadian Securities Administrators and upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("REGULATION D") as well as Regulation S ("REGULATION S"). Both Regulation D and Regulation S were promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "1933 Act").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to 12,000,000 units issued by the Company (the "UNITS"). The price per Unit is US$1.50 (the "PURCHASE PRICE"). Each Unit consists of one share ("SHARE") of the Company's common stock, $.001 par value (the "COMMON STOCK") plus a warrant ("WARRANT") to purchase shares of Common Stock (the "WARRANT SHARES"). Each two Warrants will entitle the holder to purchase one Warrant Share at a price of US$2.00 per Warrant Share for two years. The form of Warrant is attached hereto as EXHIBIT A. The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "SECURITIES".) The minimum subscription per Subscriber is US$100,000. The offer, purchase and sale of the Securities pursuant to the terms of this Agreement are referred to as the "OFFERING." The Subscriber acknowledges that this subscription is subject to rejection or allotment by the Company in whole or in part. If this subscription is rejected or allotted in whole or in part, the Subscriber acknowledges that the unused portion of the Subscriber's aggregate Purchase Price will be promptly returned to the Subscriber without interest or deduction.

      WHEREAS, the aggregate proceeds of the sale of the Securities contemplated hereby shall be deposited directly into the Company's operating account. Subscribers must wire funds to:


         Intermediary Bank:         Wachovia Bank, N.A. - New York
                                    Account # 2000192009878
         Swift Code:                PNBPUS3NNYC
         ABA Number:                026005092

         Beneficiary Bank:          Bank of Montreal
                                    595 Burrard Street
                                    Vancouver, B.C., CANADA

         Beneficiary:               CanWest Petroleum Corporation
         Account No.:               00044661643


NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

      1. Closing. All proceeds received from Subscribers will be deposited in the Company's operating account. Within ten business days after the later of:
(i) receipt of this Agreement fully executed by the Subscriber (including Exhibit B for Canadian Subscribers); and (ii) confirmation that funds have cleared or a wire transfer is received and such funds are immediately available; the Company will deliver the Shares and Warrants (the "CLOSING(S)" or "CLOSING DATE(S)") to the Subscribers; provided, however, that the Company reserves the right, in its sole discretion, to reject any subscription in whole or in part. Such Closings shall be held at the discretion of the Company as funds are received, at reasonable intervals while the Offering is being conducted. Subject to the satisfaction or waiver of the terms and conditions of this Agreement and the acceptance by the Company of subscriptions, on the Closing Dates, each Subscriber shall purchase and the Company shall sell to each Subscriber Units for the consideration set forth on the signature page hereto. The minimum subscription amount for each Subscriber is US$100,000, unless the Company decides, in its sole discretion, to accept a subscription for a lesser amount.

      2. Use of Proceeds. A substantial amount of the net proceeds of this Offering may be used by the Company to purchase additional equity interests in OilSands Quest, Inc. ("OQI") at a price of Cdn$6.00 per OQI unit. Each OQI unit consists of one common share of OQI and one-half of an OQI share purchase warrant. Each OQI share purchase warrant is exercisable for nine months at a price per share of Cdn$10.00. OQI is a majority owned subsidiary of the Company. Any net proceeds remaining after the purchase of such OQI units will be used by the Company for general working capital.


      3. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

            (a) Organization and Standing of the Subscriber. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. If the Subscriber is an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto.

            (b) Authorization and Power. The Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by the Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof. The entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or if the Subscriber is not a natural person, any of the Subscriber's constating documents, or any agreement to which the Subscriber is a party or by which it is bound.

            (c) Fees and Commissions. The Subscriber represents that there are no parties entitled to receive fees, commissions, or similar payments in connection with the Offering except as described on Schedule 3(c).

            (d) Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended April 30, 2005 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and other filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "REPORTS"). The Subscriber has had an opportunity to ask questions and receive answers from representatives of the Company. The Subscriber has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, sales or advertising literature, or any other document (other than Reports) describing or purporting to describe the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist it in making an investment decision in respect of the Securities.

            (e) Information on Subscriber. The Subscriber is, and will be at the time of the exercise of the Warrants, a Non- U.S. Person as defined in Regulation S or an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, and resident in, or otherwise subect to applicable securities laws of, the jurisdiction identified as the Subscriber's address on the signature page of this Agreement, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate. The Subscriber is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the Subscriber is not a broker-dealer. The Subscriber acknowledges that the income tax considerations applicable to the Subscriber will vary depending on a number of factors including the Subscriber's jurisdiction of residence and it has been encouraged to obtain independent legal, income tax and investment advice with respect to its subscription for the Securities.

            (f) Purchase of Shares and Warrants. On the Closing Date, the Subscriber will purchase the Shares and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof. If a Canadian resident, the Subscriber is an "accredited investor", as such term is defined in NI 45-106, it was not created or used solely to purchase or hold securities as an "accredited investor" as described in paragraph (m) of the definition of "accredited investor" in NI 45-106 and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit B to this Subscription Agreement and has initialed in Appendix "A" thereto indicating that the Subscriber satisfies (and will satisfy at the Closing Time) one of the categories of "accredited investor" set forth in such definition.

            (g) Acknowledgements of Subscriber. The Subscriber understands and agrees that:

                  i. The offer and sale of the Shares and Warrants is directed solely to persons who are not U.S. persons as defined in Regulation S or who meet the definition of "accredited investor" set forth in rule 501(a) of Regulation D.

                  ii. The Securities are not currently registered under the 1933
            Act nor the securities laws of any state or other jurisdiction and are "restricted securities" as defined in Rule 144 under the 1933 Act.

                  iii. The Securities are offered in an offshore transaction as defined in Regulation S, or are otherwise being acquired in reliance on an exemption from the registration provisions of the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein).

                  iv. The Securities may not be offered or sold in the United
            States or to any U.S. person unless the securities are registered under the 1933 Act (and any applicable state securities laws) or an exemption from such registration requirements is available.

                  v. Hedging transactions involving the Securities may not be conducted unless in compliance with the 1933 Act.

                  vi. The delivery of this document does not constitute an offer or solicitation with respect to the Securities in any jurisdiction in which such offer or solicitation would be unlawful.The Subscriber has been independently advised as to restrictions with respect to trading in the Securities imposed by applicable securities laws in Canada, confirms that no representation (written or oral) has been made to it by or on behalf of the Company with respect thereto, acknowledges that it is aware of the characteristics of the Securities, the risks relating to an investment therein and of the fact that it may not be able to resell the Securities except in accordance with limited exemptions under applicable securities laws and regulatory policy in Canada until expiry of the applicable restricted period and compliance with the other requirements of applicable law in Canada; and it agrees that any certificates representing Securities will bear a legend indicating that the resale of such Securities is restricted and any other applicable legends or notations described in this Subscription Agreement. The Company is not currently a reporting issuer in any Canadian jurisdiction and therefore the applicable restricted period restricting resale of the Securities in Canada may extend indefinitely. The Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under applicable securities laws in Canada and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by applicable securities laws in Canada, including statutory rights of rescission or damages, will not be available to the Subscriber. If required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Securities (including a Representation Letter in the form attached as Exhibit B).

                  vii. The Subscriber acknowledges that the Company will pay a finders fee or commission as described on Schedule 3(c).

                  viii. The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Securities be drawn up in the English language only. LE SOUSSIGNE RECONNAIT PAR LES PRESENTES AVOIR CONSENTI ET EXIGE QUE TOUS LES DOCUMENTS FAISANT FOI OU SE REPPORTANT DE QUELQUE MANIERE A LA VENTE DE CES ACTIONS SOIENT REDIGES EN ANGLAIS SEULEMENT.

                  ix. This Subscription Agreement and Exhibit B hereto require the Subscriber to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the issuance of the Securities, which includes, without limitation, determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation, preparing and registering any certificates representing Securities to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber's personal information may be disclosed by the Company to: (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, and (c) any of the other parties involved in the offering, including legal counsel to the Company. By executing this Subscription Agreement, the Subscriber consents to the foregoing collection, use and disclosure of the Subscriber's personal information. The Subscriber also consents to the filing of copies or originals of the Subscriber's representation letter set out in Exhibit B as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. In connection with the transactions contemplated by this Subscription Agreement, (A) the Company will deliver to the Ontario Securities Commission and other applicable securities regulatory authorities information respecting the Subscriber's name address and telephone number, the number and type of Securities purchased, the total purchase price, the date of acquisition of the Securities by the Subscriber and the prospectus and registration exemptions relied upon by the Company regarding the issuance of the Securities to the Subscriber, (B) the information described in (A) is being collected indirectly by the Ontario Securities Commission and other applicable securities regulatory authorities under the authority granted to it in securities legislation and for the purposes of the administration and enforcement of the securities legislation of Ontario and other applicable jurisdictions, and (C) if the Subscriber has questions or comments regarding the indirect collection of personal information by the Ontario Securities Commission it should contact:

                  Administrative Assistant to the Director of Corporate Finance Ontario Securities Commission
                  Suite 1903, Box 5520 Queen Street West
                  Toronto, Ontario M5H 3S8 Telephone (416) 593-8086.

            (h) Legends on Certificates. The Shares, Warrants and the Warrant Shares shall bear the following or similar legends:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN "OFFSHORE TRANSACTION" IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT."

                  "Unless permitted under securities legislation, the holder of these securities must not trade the securities before the date that is four months and a day after the later of (i) [insert the date the securities represented by the certificate are issued], and (ii) the date the Company became a reporting issuer in any province or territory of Canada."


            (i) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

            (j) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

            (k) Restricted Securities. Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.

            (l) No Governmental Review. Each Subscriber understands that no United States federal or state agency, Canadian federal, provincial or territorial agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (m) The funds representing the aggregate Purchase Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and to the best of the Subscriber's knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

            (n) Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

            (o) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

      4. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

      (a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado.

      (b) Authorization and Power. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

      (c) The Securities. The Securities upon issuance:

            (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws; and

            (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable.

      (d) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

      (e) Fees and Commissions. The Company represents that there are no parties entitled to receive fees, commissions, or similar payments in connection with the Offering except as described on Schedule 3(c).

      (f) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

      (g) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

      5. Registration Rights & Filing for Senior Listing.

      (a) Mandatory Registration & Penalties. The Company shall prepare and file with the Commission, no later than 60 days after the final Closing Date of this Offering (the "Filing Date"), a registration statement covering the resale of the following securities under the 1933 Act (the "Registration Statement"): (i) the Shares; plus (ii) the Warrant Shares; plus (iii) any Initial Penalty Shares and Periodic Penalty Shares (both as defined below). The shares described in (i) thru (iii) are collectively referred to as the Registrable Securities. In the event that the Company does not file the Registration Statement by the Filing Date, the Company shall pay to the Subscriber a penalty of 2% of the Registrable Securities (the "Initial Penalty Shares"), for each month or part thereof beyond the Filing Date that the Company has failed to file the Registration Statement. The Initial Penalty Shares may be paid in cash or shares of Common Stock, at Subscriber's option, with the cash calculated at the rate of $1.75 per share. Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act, or a failure to act timely by the Subscriber or its counsel.

      (b) Additional Penalties. After the initial filing of the Registration Statement, if the Company fails to respond to any comments issued by the Commission within two weeks of receipt of such comments (the "Response Date"), then the Company shall pay to the Subscriber a penalty of 2% of the Registrable Securities (the "Periodic Penalty Shares"), for each additional two week period beyond the Response Date that the Company fails to respond to such comments. The Periodic Penalty Shares may be paid in cash or shares of Common Stock, at Subscriber's option, with the cash calculated at the rate of $1.75 per share. Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the responding to comments occurs because of an act of, or a failure to act, or a failure to act timely by the Subscriber or its counsel.

      (c) Registration Procedures & Senior Listing Application. The Company shall use its best efforts to:

            (i) Prepare and file with the Commission the Registration Statement, cause the Registration Statement to become effective under the 1933 Act as soon as practicable after the filing thereof, and keep the Registration Statement effective under the 1933 Act until the date on which all Subscribers can sell the Registrable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144(e) thereof.

            (ii) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective under the 1933 Act at all times until the date on which all Subscribers can sell the Registrable Securities pursuant to Rule 144 of the 1933 Act without restriction under Rule 144(e) thereof, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

            (iii) File an application for listing the Common Stock on a national securities exchange; provided, however, that the Company is only required to file such application if it meets the eligibility requirements for listing on such an exchange.

            (iv) Become a reporting issuer in the Province of Alberta by, concurrently with, or promptly following the filing of the Registration Statement, either (A) applying to the Alberta Securities Commission for an order declaring the Company to be a reporting issuer for the purposes of the Securities Act (Alberta), or (B) filing a prospectus with the Alberta Securities Commission and using its best efforts to obtain a receipt therefor concurrently with, or promptly following, the effectiveness of the Registration Statement.

      6. Indemnification and Contribution.

            (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 6 reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person.

            (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished to the Company by such Seller.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 6 and shall only relieve it from any liability which it may have to such indemnified party under this Section6, except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11 of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      7. Miscellaneous.

            (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Canwest Petroleum Corporation, 206-475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3,
Attn: Thornton J. Donaldson , CEO, telecopier number: (604) 687-8789, with an additional copy only to: George Orr, Suite 420-475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3, telecopier number: (604) 606-7980, and (ii) if to the Subscriber, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto.

            (b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber.

            (c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

            (d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Colorado or in the federal courts located in the state of Colorado. THE PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND OTHER AGREEMENTS REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

            (e) Independent Nature of Subscribers. The Company acknowledges that the obligations of the Subscriber under this Agreement are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under this Agreement or in connection with the Offering.

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the Company. Upon the Company's acceptance, it shall become a binding agreement between Subscriber and the Company. The Company may, in its sole discretion, reject any subscription.


SUBSCRIBER INFORMATION
(PLEASE PRINT LEGIBLY)

INVESTMENT
AMOUNT:           US$________ (MINIMUM INVESTMENT PER SUBSCRIBER IS US$100,000.)

FULL NAME OF SUBSCRIBER: ____________________________________________________

If the subscriber is A FULLY MANAGED ACCOUNT, please complete the "Name of Subscriber" above in the following format: "Account ___ by [insert name of adviser, trust company or trust corporation]".

EXACT NAME IN WHICH SHARES AND WARRANTS ARE TO BE ISSUED:
                                                          ----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SIGNING PRINCIPAL'S TITLE (IF AN ENTITY):
                                          --------------------------------------
SUBSCRIBER'S STREET ADDRESS:
                                    --------------------------------------------

--------------------------------------------------------------------------------

SUBSCRIBER'S P.O. BOX/MAILING ADDRESS:
                                       -----------------------------------------

--------------------------------------------------------------------------------
TELEPHONE #:
                           -----------------------------------------------------
FAX #:
                           -----------------------------------------------------
TAX IDENTIFICATION #:
                           -----------------------------------------------------
EMAIL ADDRESS:
                  --------------------------------------------------------------

SUBSCRIBER'S SIGNATURE

--------------------------------------------------------------

TITLE (IF AN ENTITY):
                      ----------------------------------------

                                COMPANY ACCEPTANCE

                                ACCEPTED THIS ______ DAY OF ___________, 200__


                                CANWEST PETROLEUM CORPORATION
                                A COLORADO CORPORATION

                                BY:_________________________________
                                   NAME: THORNTON J. DONALDSON
                                   TITLE: CEO

LIST OF EXHIBITS AND SCHEDULES
------------------------------


Exhibit A         Form of Warrant

Exhibit B         Form of Representation Letter (for Canadian Subscribers)

                                   SCHEDULE 3C

                              FEES AND COMMISSIONS

The Company may pay a finders fee in connection with this Offering. The finders fee may be as much as: (i) 6% cash on gross proceeds; plus (ii) 6% warrants on total Units sold, with each warrant exercisable to purchase one share of common stock at an exercise price of US$1.75 per share.